UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	February 25, 2004

NetIQ Corporation
(Exact name of Registrant as Specified in its Charter)

Delaware	000-26757	77-0405505

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3553 North First Street, San Jose, California	95134

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(408) 856-3000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5.	Other Events

As of January 31, 2004, NetIQ Corporation had outstanding 57,279,290 shares of common stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 25, 2004

NetIQ Corporation

By:	/s/ Charles M. Boesenberg

Charles M. Boesenberg President, CEO & Chairman